UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/11/2005

EnerSys
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-32253

Delaware	23-3058564
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2366 Bernville Road, Reading, Pennsylvania 19605
(Address of Principal Executive Offices, Including Zip Code)

(610) 208-1991
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On August 11, 2005, the Compensation Committee of the Board of Directors of EnerSys amended the EnerSys Management Incentive Plan for Fiscal Year 2006 (the "2006 MIP") previously filed as Exhibit 10.1 to the Company's Form 8-K dated June 20, 2005. The 2006 MIP was amended to clarify, among other things, the relative authority of the Compensation Committee and the Chief Executive Officer with respect to the 2006 MIP (the "Amended 2006 MIP").

Refer to the Amended 2006 MIP, which is attached hereto as Exhibit 10.1 and incorporated by reference, for a complete description.

Item 9.01.    Financial Statements and Exhibits

(a) Not applicable.
(b) Not applicable.
(c) Exhibits
       10.1 Amended 2006 Management Incentive Plan

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

EnerSys

Date: August 12, 2005.	By:	/s/ Frank M. Macerato
Frank M. Macerato
Vice President, General Counsel & Assistant Secretary

Exhibit Index

Exhibit No.	Description
EX-10.1	Amended 2006 Management Incentive Plan